15. Financial leases	12 Months Ended
Dec. 31, 2017
Financial Leases
Financial leases

Leases under which the Company, as lessee, holds substantially all of the risks and benefits of ownership are classified as financial leases, which are capitalized at the beginning of the lease at the lower of the fair value of the leased item and the present value of the payments provided for in the agreement. Interest related to the lease is taken to income as financial expenses over the contract term.

The subsidiary TIM Celular entered into tower lease agreements as a lessee, arising from a sale and financial leaseback operation involving the sale of an asset and the concomitant leasing of the same asset by the purchaser to the seller.

The subsidiary TIM Celular recognized a liability corresponding to the present value of the compulsory minimum installments of the agreement.

Leases under which the Company, as lessor, transfers substantially all of the risks and benefitss of ownership to the other party (lessee) are classified as financial leases. These lease values are transferred from the intangible assets of the Company and are recognized as lease receivables at the lower of the fair value of the leased item and the present value of the payments provided for in the agreement. Interest related to the lease are taken to income as financial income over the contract term.

Asset leases are financial assets recorded within borrowing and receivables.

Assets

	2017	2016

LT Amazonas	205,331	204,762
	205,331	204,762

Current portion	(19,773)	(2,818)
Non-current portion	185,558	201,944

LT Amazonas

As a result of the agreement entered into with LT Amazonas, the subsidiary TIM Celular entered into network infrastructure sharing agreements with Telefônica Brasil S.A. Under these agreements, TIM Celular and Telefônica Brasil S.A. share investments in the Northern region of Brazil. The subsidiary has receivables against Telefônica Brasil S.A. that have to be paid on a monthly basis for a period of 20 years. These amounts are annually restated annually by the IPC-A (Customer Index Price). The consolidated nominal amount of future receivable by TIM Celular is R$510,592.

The table below includes the schedule of cash receipts of the agreement currently in force. The amounts represent the cash receipts estimated in the signed agreements, and are stated at their nominal amounts, which include the inflation projected up to the end of the agreement, and at their present values:

Nominal amount		Present value

Up to December 2018	21,905	19,773
January 2019 to December 2022	99,668	41,287
January 2023 onwards	389,019	144,271
	510,592	205,331

The present value of installments receivable is R$205,331 (R$204,762 in 2016), of which R$185,558 of principal and R$19,773 of interest were accrued to December 31, 2017. These amounts were estimated as at the date of execution of the agreements entered into with the transmission companies, projecting future cash receipts discounted at 12.56% per annum.

Liabilities

	2017	2016

LT Amazonas (i)	351,063	351,798
Sale of Towers (leaseback) (ii)	1,466,895	1,411,055
Other (iii)	69,214	39,385
	1,887,172	1,802,238

Current portion	(176,925)	(96,604)
Non-current portion	1,710,247	1,705,634

i) LT Amazonas

The subsidiary TIM Celular executed agreements for the right to use infrastructure owned by companies that operate electrical power transmission lines in Northern Brazil (“LT Amazonas”). The terms of these agreements are for 20 years, counted from the date on which the infrastructure is ready to operate. The contracts provide for monthly payments to the electrical power transmission companies, annually restated at the IPC-A.

The table below presents the future payment schedule for the agreements in force. These amounts represent the estimated disbursements under the agreements executed, and are shown at their nominal amounts, which include the inflation projected to the end of the agreement, and at their present values. These balances differ from those shown in the books value since are presented at present value:

	Nominal amount	Present value

Up to December 2018	41,607	38,062
January 2019 to December 2022	189,311	70,033
January 2023 onwards	739,159	242,968
	970,077	351,063

The consolidated nominal value of future installments due from TIM Celular is R$970,077. The present value is R$351,063, composed of R$313,001 for the principal and R$38,062 for interest as at December 31, 2017, was estimated as at the date on which the agreements were signed with the transmission companies by projecting the future payments and discounting these at 14.44% per annum. Additionally, the amount of the right to use LT Amazonas also considers R$70,759 related to investments in property, plant and equipment made by TIM Celular and subsequently donated to the electrical power transmission companies. These donations are already included in the contracts signed by the parties.

ii) Sale and Leaseback of Towers

The subsidiary TIM Celular entered into two Sales Agreements with American Tower do Brasil Cessão de Infraestruturas Ltda. (“ATC”) in November 2014 and January 2015 for up to 6,481 telecommunications towers then owned by TIM Celular, for approximately R$3 billion, and a Master Lease Agreement (“MLA”) for part of the physical space on these towers for a period of 20 years from the date of transfer of each tower, under a sale and leaseback transaction, with a provision for monthly rental amounts depending on the type of tower (greenfield or rooftop). The sales agreements provided for the towers to be transferred in tranches to ATC in order to meet certain conditions precedent.

Until December 31, 2017, a total of six transfers have occurred, such as: on April 29, 2015, September 30, 2015, December 16, 2015, June 9, 2016, December 20, 2016, and on June 30, 2017. Therefore, 5,873 towers (336 in 2016 and 5,483 in 2015) have been transferred, representing 90.6% of the total agreement.

The effects on the accounts were as follow:

	2017	2016	2015
Numbers of towers sold	54	336	5,483
Sales amount	19.118	133,708	2,498,421
Residual asset value, net of transaction costs	(7.812)	(32,014)	(487,795)
Gain on transaction	11.306	101,694	2,010,626
Effect on sales revenue:
Income from disposal of assets	233	42,207	1,253,618
Asset residual value and transaction costs	(2.598)	(10,401)	(247.572)
Net impact of decommissioning costs reversal	563	12,230	204.934
Effect on pre-tax income (heading “other operating income (expenses), net”)	(1.802)	44,036	1,210,980
Income and social contribution taxes	957	(12,565)	(372,140)
Net effect on income for the year	(845)	31,471	838,840

Deferred revenue	15.141	70,856	1,002,393

Property, plant and equipment leased back	19.263	92,835	1,244,803

Finance lease obligation ("leaseback")	19.263	92,835	1,244,803

The table below includes the schedule of payments under the agreement in force regarding the MLA. The amounts represent the disbursements estimated in the agreements signed and are stated at their nominal amounts, which include the inflation projected up to the end of the agreement, and at their present values:

	Nominal amount	Present value

Up to December 2018	180,551	112,121
January 2019 to December 2022	771,486	361,189
January 2023 onwards	3,701,703	993,585
	4,653,740	1,466,895

The consolidated nominal amount of the sum of future installments payable by TIM Celular is R$4,653,740. The present value is R$1,466,895, of which R$1,337,638 of principal and R$129,257 of interest as at December 31, 2017. The present value was estimated by projecting the future payments discounted at the discount rates used as at the dates of the transactions, ranging from 11.01% to 17.08% per annum, and which were determined on the basis of observable market transactions that the Company (lessee) would have to pay under a similar lease or loan.

iii) Substantially represented by the financial leases of new transmission towers and, in the year 2017, rights to use new towers were acquired in the amount of R$29,634, as provided for in the agreements entered into with American Tower on November 21, 2014.